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                                                                    EXHIBIT 10.3

                               THIRD AMENDMENT TO
                             STOCKHOLDERS AGREEMENT

     This Third Amendment to Stockholders Agreement (the "Amendment") is made effective as of the 1st day of May, 2003, by and among Getty Images, Inc., a Delaware corporation; and (a) Getty Investments L.L.C., a Delaware limited liability company; Mark Getty; Jonathan Klein; Abacus (C.I.) Limited, as trustee of The October 1993 Trust; and Abacus Trust Company (Isle of Man), as trustee of the JD Klein Family Settlement (as successor by assignment from Crediton Limited) (collectively, the "Getty Group"); and (b) Mark Torrance; Wade Ballinger (formerly Wade Torrance), and PDI L.L.C. (collectively, the "Torrance Group").

                                    RECITALS

     A. The parties herein entered into that certain Stockholders Agreement dated as of 9 February 1998, as amended and supplemented by a Deed of Adherence dated as of 28 February 1999 and a Deed of Amendment dated as of 28 February 1999 (the Stockholders Agreement as amended and supplemented is referred to as the "Stockholders Agreement").

     B. Certain rights and provisions of the Stockholders Agreement terminate and are of no further force and effect with respect to either the Getty Group or the Torrance Group, as the case may be, when changes in beneficial ownership result in ownership of fewer than the greater of (i) 3,000,000 shares of Common Stock; and (ii) such number of shares of Common Stock as is less than 2% of the then outstanding shares of Common Stock (the "Minimum Threshold").

     C. The parties herein wish to amend the Stockholders Agreement to address the decreases in the beneficial ownership of shares of Common Stock held by the Torrance Group.

     D. All terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Stockholders Agreement.

     NOW THEREFORE, in consideration of the foregoing and the mutual promises and covenants contained herein, the parties agree to amend the Stockholders Agreement as follows.

     1. Removal of the Torrance Group as a Party to the Stockholders Agreement. The Torrance Group's beneficial ownership has fallen below the Minimum Threshold, and as such, the Torrance Group desires to be removed, and Getty Images and the Getty Group desire to have the Torrance Group removed, as a party. The Torrance Group hereby consents to be, and hereby is, removed as a party to the Stockholders Agreement and all references and other provisions of the Stockholders Agreement pertaining to the Torrance Group, and participation by the Torrance Group in the Stockholders Agreement, are hereby terminated as of the effective date of this Amendment.

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     2. Continuance of Stockholders Agreement. Getty Images and the Getty Group
desire to continue the Stockholders Agreement without the Torrance Group as a party thereto and agree to continue to be bound by the terms and conditions thereof.

     3. Full Force and Effect. All other provisions of the Stockholders Agreement not otherwise expressly modified herein shall remain in full force and effect.

     4. Governing Law. The terms and conditions of this Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

     5. Counterparts. This Amendment may be executed in two or more counterparts, each of which when taken together shall constitute a single agreement.

                  [ signatures appear on the following pages ]

                                        2

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     IN WITNESS WHEREOF, the parties have executed this Third Amendment to
Stockholders Agreement effective as of the date first written above.

                            GETTY IMAGES, INC.


                            By: /s/ JEFFREY BEYLE
                                ------------------------------------------------
                            Name/Title: Jeffrey Beyle, General Counsel
                                        ----------------------------------------



                            GETTY INVESTMENTS L.L.C.


                            By: /s/ JAN D. MOEHL
                                ------------------------------------------------
                            Name/Title:  Jan D. Moehl, Officer
                                        ----------------------------------------


                            /s/ MARK H. GETTY
                            ----------------------------------------------------
                            MARK H. GETTY, individually


                            /s/ JONATHAN D. KLEIN
                            ----------------------------------------------------
                            JONATHAN D. KLEIN, individually


                            ABACUS (C.I.) LIMITED, as
                            Trustee of The October 1993 Trust


                            By: /s/ PHIL LE VESCONTE
                                ------------------------------------------------
                            Name/Title: Phil Le Vesconte, Authorised Secretary
                                        ----------------------------------------


                            ABACUS TRUST COMPANY LIMITED,
                            as Trustee of the
                            JD Klein Family Settlement


                            By: /s/ ERNEST DONNE
                                ------------------------------------------------
                                /s/ MICHAEL J. MACBAIN
                                ------------------------------------------------
                            Name/Title: Ernest Donne and Michael J. MacBain,
                                        Directors
                                        ----------------------------------------

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                                           /s/ MARK TORRANCE
                                           -------------------------------------
                                           MARK TORRANCE, individually


                                           /s/ WADE BALLINGER
                                           -------------------------------------
                                           WADE BALLINGER (formerly
                                              Wade Torrance), individually


                                           PDI L.L.C.


                                           By: /s/ MARK TORRANCE
                                               ---------------------------------
                                           Name/Title: Mark Torrance, Manager
                                                       -------------------------

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